UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025

QXO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38063	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-998-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	QXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, on April 29, 2025, QXO, Inc., a Delaware corporation (“QXO”), completed the acquisition (the “Acquisition”) of QXO Building Products, Inc., a Delaware corporation formerly known as Beacon Roofing Supply, Inc. (“QXO Building Products”), pursuant to the Agreement and Plan of Merger, dated as of March 20, 2025, by and among QXO, QXO Building Products and Queen MergerCo, Inc., a Delaware corporation and wholly owned subsidiary of QXO.

This Current Report on Form 8-K is being filed to provide (i) the unaudited condensed consolidated financial statements of QXO Building Products and (ii) the unaudited pro forma combined financial information for QXO and QXO Building Products, in each case as described below. This Current Report on Form 8-K does not modify or update the condensed consolidated financial statements of QXO included in QXO’s Quarterly Report on Form 10-Q for the three months ended March 31, 2025, nor does it reflect any subsequent information or events.

The historical unaudited condensed consolidated balance sheets of QXO Building Products as of March 31, 2025, December 31, 2024 and March 31, 2024 and the related condensed consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows of QXO Building Products for each of the three months ended March 31, 2025 and 2024, together with the notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The unaudited pro forma combined financial statements of QXO and QXO Building Products, consisting of the unaudited pro forma combined statements of operations of QXO and QXO Building Products for the year ended December 31, 2024 and for the three months ended March 31, 2025, giving effect to the Acquisition as if it had occurred on January 1, 2024, and the unaudited pro forma combined balance sheet of QXO and QXO Building Products as of March 31, 2025, giving effect to the Acquisition as if it had occurred on March 31, 2025, together with the notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Unaudited condensed consolidated balance sheet of QXO Building Products as of March 31, 2025, December 31, 2024 and March 31, 2024 and the related condensed consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows of QXO Building Products for each of the three months ended March 31, 2025 and 2024, together with the notes thereto (incorporated herein by reference to Part I, Item 1 of QXO Building Products’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, filed with the Securities and Exchange Commission on April 28, 2025).
99.2	Unaudited pro forma combined financial information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2025

QXO, INC.

By:	/s/ Ihsan Essaid
	Name:	Ihsan Essaid
	Title:	Chief Financial Officer